Exhibit 3.1

                               CAPITAL TRUST, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT


         FIRST: Capital Trust, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

         SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                   ARTICLE I
                                  INCORPORATOR

         The undersigned, Tonya Mitchem Grindon whose address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II
                                      NAME

         The name of the corporation (the "Corporation") is: Capital Trust, Inc.

                                   ARTICLE III
                                     PURPOSE

         The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

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                                   ARTICLE IV
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

         The address of the principal office of the Corporation in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: James J. Hanks, Jr. The name of the resident agent of the Corporation in the State of Maryland is James J. Hanks, Jr., whose post address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

                                    ARTICLE V
                        PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

         Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be ten (10), which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualified are:

                                  Samuel Zell
                               Jeffrey A. Altman
                               Sheli Z. Rosenberg
                               Gary R. Garrabrant
                               Martin L. Edelman
                                 John R. Klopp

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                                Lynne B. Sagalyn
                                Craig M. Hatkoff
                               Thomas E. Dobrowski
                                   Steven Roth

These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.

         Section 5.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

         Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

         Section 5.4 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

         Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has

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served as a director,  officer, partner or trustee of another corporation,  real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
(a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

         Section 5.6 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other distributions on its capital stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.

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                                   ARTICLE VI
                                      STOCK

         Section 6.1 Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue is 300,000,000 shares, consisting of three classes of stock as follows:

                  (a) 100,000,000 shares of class A common stock, par value $.01 per share (the "Class A Stock");

                  (b) 100,000,000 shares of class B common stock, par value $.01 per share (the "Class B Stock," and together with the Class A Stock, the "Common Stock"); and

                  (c) 100,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $3,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock of any class or series that the Corporation has the authority to issue.

         Section 6.2 Common  Stock.  Except as may otherwise be provided in this
Article VI, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges with respect thereto. Subject to the provisions of Section 6.3, the Common Stock shall have the following preferences, rights, powers, restrictions, limitations and qualifications, and such others as may be afforded by law:

                  (a) Voting Rights. Except as may otherwise be provided by law, each holder of Class A Stock shall have one vote in respect to each share of Class A Stock held of record on all matters to be voted upon by stockholders and the shares of Class B Stock shall not have voting

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rights and shall not be counted in  determining  the presence of a quorum at any meeting of stockholders.

                  (b) Dividend Rights. The holders of Common Stock shall be entitled to receive, ratably in proportion to the number of shares of Common Stock held by them, such dividends as may be authorized from time to time by the Board of Directors out of assets legally available therefor.

                  (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment in full or reasonable provision for payment in full of all claims and obligations of the Corporation shall have been made, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders, shall be distributed to the holders of Common Stock, ratably, in proportion to the number of shares of Common Stock held by them.

                  (d) Conversion. The Common Stock shall have the following conversion rights:

                  (i) Each share of Class A Stock  shall be  convertible  at the option of the holder thereof at any time and from time to time into one validly issued, fully paid and nonassessable share of Class B Stock. Subject to delivery of the certification described in Section 6.2(d)(ii) below, each share of Class B Stock shall be convertible at the option of the holder thereof at any time and from time to time into one validly issued, fully paid and nonassessable share of Class A Stock.

                  (ii) In order to exercise the conversion right, the holder of any shares of Common Stock to be converted in whole or in part shall surrender the certificate or certificates representing such shares of Common Stock to the Corporation and shall give written notice to the Corporation ("Conversion Notice") that the stockholder elects to convert such shares of Common Stock or the portion thereof specified in said notice into shares of Class A Stock or shares of Class B Stock, as specified by the stockholder in the Conversion Notice. The Conversion Notice shall also (x) state the name or names (with address) in which the certificates for

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                                       -6-
         the shares of Common Stock shall be issued and (y) if the shares of Class B Stock are to be converted into shares of Class A Stock, contain a certification by the stockholder that the stockholder either (a) will not, together with such stockholder's Aggregated Transferors (as defined below), upon the issuance of such shares of Class A Stock, own more than 4.9% of any class of Voting Stock (as defined below) of the Corporation or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class or series of Voting Stock. Each certificate representing shares of Common Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such shares of Common Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the stockholder or its duly authorized attorney. As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates representing the shares of Common Stock relating thereto, the Corporation shall issue and deliver to such stockholder (or upon the written order of such stockholder) a certificate or certificates for the number of full shares of Common
         Stock issuable upon the conversion of such Common Stock or portion thereof in accordance with the provisions of this Section 6.2(d)(ii). In the event that less than all the shares of Common Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the holder of the shares of Common Stock so surrendered, without charge to such stockholder, a new certificate or certificates representing a number of shares of Common Stock equal to the unconverted portion of the surrendered certificate. Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates representing such shares of Common Stock shall have been surrendered to the Corporation or its transfer agent and a Conversion Notice with respect to such shares of Common Stock shall have been received by the Corporation, as described above. Any Person (as defined below) in whose name


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                                       -7-
         any certificate or certificates for shares of Common Stock shall be issuable upon conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby on the Conversion Date; provided, however, if the certificate or certificates representing shares of Common Stock are surrendered on any date when the stock transfer books of the Corporation shall be closed, the stockholder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered. No payment or adjustment will be made for dividends or other distributions with respect to any shares of Common Stock issuable upon conversion of shares of Common Stock as provided herein.

                  (iii) The issuance of stock certificates upon conversion of shares of Common Stock shall be made without charge to the converting stockholder for any tax in respect of the issuance thereof.

                  (iv) The Corporation covenants that all shares of Common Stock which may be issued upon conversion of shares of Common Stock will upon issuance be validly issued, fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

         (v) For purposes of this Section 6.2(d), (x) the term "Aggregated Transferor" of a Person shall mean any other Person other than the Corporation who previously held Voting Stock of the Corporation now held by such Person, (y) the term "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision thereof, any unincorporated organization or any other entity, and (z) the term "Voting

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                                       -8-

         Shares" shall mean, collectively, the shares of Class A Stock and the shares of Preferred Stock created pursuant to Section 6.3 and designated at such time as entitled to vote generally in the election of directors.

The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

         Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

         Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 6.3 and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

         Section 6.5 Charter and Bylaws. All persons who shall acquire capital stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws.


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


                                   ARTICLE VII
                                   AMENDMENTS

         The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

                                  ARTICLE VIII
                             LIMITATION OF LIABILITY

         To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this
Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

         THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

         FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

         FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

         SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.


         SEVENTH: The total number of shares of capital stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 100 shares, consisting of 1,000 shares of Common Stock, par value $.01 per share. The aggregate par value of all shares of capital stock having par value was $10.



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


         EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 300,000,000, consisting of 200,000,000 shares of Common Stock, par value $.01 per share, and 200,000,000 shares of Preferred Stock, par value $.01 per share. The aggregate par value of all shares of stock having par value is $3,000,000.

         NINTH: The undersigned chief executive officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned chief executive officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


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


         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its chief executive officer and attested to by its secretary on this 28th day of January, 1999.


ATTEST:                                 CAPITAL TRUST, INC.


/s/ Edward L. Shugrue III               By: /s/ John R. Klopp             (SEAL)
------------------------                   ------------------------------
Secretary                                  Chief Executive Officer


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
                               CAPITAL TRUST, INC.
                               -------------------

                             ARTICLES SUPPLEMENTARY

                       CLASS A 9.5% CUMULATIVE CONVERTIBLE
                                 PREFERRED STOCK
                           (par value $.01 per share)


         FIRST: Capital Trust, Inc., a Maryland corporation (hereinafter called the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland pursuant to Section 2-208 of the Maryland General Corporation Law that, under a power contained in Section 6.3 of the charter of the Corporation (the "Charter"), the Board of Directors of the Corporation (the "Board of Directors"), by unanimous written consent dated November 11, 1998, classified and designated 12,639,405 unissued and unclassified shares (the "Shares") of Preferred Stock (as defined in the Charter) as shares of Class A 9.5% Cumulative Convertible Preferred Stock, par value $.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares as set forth herein, which upon any restatement of the Charter may be made part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections thereof:



                       CLASS A 9.5% CUMULATIVE CONVERTIBLE
                                 PREFERRED STOCK

1 Designation and Amount. The class of Preferred Stock of the Corporation created hereby shall be designated as Class A 9.5% Cumulative Convertible Preferred Stock, and the number of shares constituting such class shall be 12,639,405, par value $.01 per share.

2 Definitions. As used in these Articles Supplementary, the following terms shall have the following meanings:

     (a) "Aggregate Consideration Receivable" by the Corporation in connection with the issuance of any shares of Common Stock or any Common Stock Equivalents means the sum of:

          (i) the aggregate consideration paid to the Corporation for such shares of Common Stock or Common Stock Equivalents and

          (ii) the aggregate consideration or premiums, if any, stated in such Common Stock Equivalents to be payable for the Common Stock upon the exercise or conversion of such Common Stock Equivalents,


747131.5
          calculated in each case in accordance with section 7(d)(vii) hereof. In case all or any portion of the consideration to be received by the Corporation may be paid in a form other than cash, the value of such consideration shall be determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

     (b)  "Aggregated  Transferor" of a Person shall mean any other Person other
          than  the   Corporation  who  previously  held  Voting  Stock  of  the
          Corporation now held by such Person.

     (c) "Annual Dividend Rate" has the meaning set forth in section 3(a) hereof.

     (d) "Bank Holding Company" means a bank holding company (as defined in Section 1841 (a) of the Bank Holding Company Act of 1956, as amended) or any affiliate (as defined in Section 1841 (k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841 (a) of the Bank Holding Company Act of 1956, as amended).

     (e)  "Board" means the Board of Directors of the Corporation.

     (f) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     (g) "Charter" means the charter, as defined in Section 1- 101(e) of the Maryland General Corporation Law, of the Corporation.

     (h) "Class A Articles Supplementary" means these Articles Supplementary filed with and accepted for record by the State Department of Assessment and Taxation of Maryland on or about January 28, 1999, establishing the Class A Preferred Stock pursuant to Article VI of the Charter, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law and upon any restatement of the Charter shall mean the terms of the Class A Preferred Stock as set forth in Article VI of the Charter.

     (i) "Class A Common Stock" means the class A common stock, par value $.01 per share, of the Corporation, having the designations and rights, qualifications, limitations and restrictions set forth in the Charter.

     (j)  "Class  A  Preferred   Stock"  means  the  Class  A  9.5%   Cumulative
          Convertible  Preferred  Stock,  par  value  $.01


747131.5
                                      - 2 -
          per share, of the Corporation established pursuant to these Articles Supplementary.

     (k) "Class B Articles Supplementary" means Articles Supplementary filed with and accepted for record by the State Department of Assessment and Taxation of Maryland on or about January 28, 1999, establishing the Class B Preferred Stock pursuant to Article VI of the Charter, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law and upon any restatement of the Charter shall mean the terms of the Class B Preferred Stock as set forth in Article VI of the Charter.

     (l) "Class B Common Stock" means the class B common stock, par value $.01 per share, of the Corporation, having the designations and rights, qualifications, limitations and restrictions set forth in the Charter.

     (m) "Class B Preferred Stock" means the Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock, par value $.01 per share, of the Corporation established pursuant to the Class B Articles Supplementary.

     (n) "Common Stock" means, collectively, the Class A Common Stock and the Class B Common Stock.

     (o)  "Common Stock Equivalents" means, without double counting:

          (i) Common Stock, where one share of Common Stock shall constitute one Common Stock Equivalent,

          (ii) Stock of the Corporation (including without limitation the Preferred Stock) convertible into Common Stock, where any one share of Stock of the Corporation shall constitute a number of Common Stock Equivalents equal to the number of shares of Common Stock issuable in respect of such Stock,

         (iii) any rights, warrants, options and convertible, exchangeable or exercisable securities entitling the holder thereof to subscribe for or purchase any Common Stock, where any such rights, warrants, options and convertible, exchangeable or exercisable securities shall constitute a number of Common Share Equivalents equal to the number of shares of Common Stock issuable in respect of such rights, warrants, options or convertible, exchangeable or exercisable securities, and


747131.5
                                      - 3 -

          (iv) any stock appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of Common Stock, where any such stock appreciation rights shall constitute a number of Common Share Equivalents equal to the shares of Common Stock, as nearly as it may be calculated, to such share appreciation rights.

     (p)  "Conversion Date" has the meaning set forth in section 7(b) hereof.

     (q)  "Conversion Notice" has the meaning set forth in section 7(b) hereof.

     (r)  "Conversion Price" has the meaning set forth in section 7(a) hereof.

     (s)  "Corporation" means Capital Trust, Inc., a Maryland corporation.

     (t) "D/E Ratio" means, as of the date of determination, the ratio of (i) the sum of (x) the total Indebtedness of the Corporation and its consolidated Subsidiaries as reflected on the Corporation's most recent regularly prepared consolidated balance sheet, plus (y) all Indebtedness issued by the Corporation and its consolidated subsidiaries since the date of such consolidated balance sheet less all Indebtedness retired or repurchased by the Corporation and its subsidiaries since that date, plus (z) the Corporation's pro rata share, based upon its percentage equity ownership interest therein, of aggregate total Indebtedness of Equity Affiliates, to (ii) the excess of total assets (including the Corporation's equity in its Equity Affiliates) over total liabilities of the Corporation and its consolidated subsidiaries, as reflected on the Corporation's most recent regularly prepared consolidated balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

     (u) "Dividend Payment Date" has the meaning set forth in section 3(a) hereof.

     (v)  "Dividend Period" has the meaning set forth in section 3(a) hereof.

     (w) "Effective Purchase Price per Share" at which the Corporation issues any shares of Common Stock or any Common Stock Equivalents means an amount equal to:


747131.5
                                      - 4 -

          (i) the Aggregate Consideration Receivable by the Corporation in connection with the issuance of such shares of Common Stock or Common Stock Equivalents divided by

          (ii) the number of shares of Common Stock and Common Stock Equivalents so issued.

     (x) "Equity Affiliate" means any Person in which the Corporation or any of its consolidated Subsidiaries has an equity interest which is or, in accordance with GAAP, should be accounted for on the equity method in the Corporation's consolidated financial statements.

     (y)  "Exempted Transaction" means each and any of the following:

          (i) the issuance, from the Issuance Date through the date of the Exempted Transaction, of Common Stock Equivalents to employees or officers of the Corporation or any of its Subsidiaries, or to consultants or service providers to the Corporation or any of its Subsidiaries, or to directors of the Corporation or any of its Subsidiaries, under an employee benefit plan or similar arrangement adopted by the Corporation in an amount not to exceed 10% of the aggregate number of Common Stock Equivalents outstanding on the date of such Exempted Transaction,

          (ii) the issuance of any shares of Common Stock or Preferred Stock of the Corporation upon the conversion of any shares of Common Stock or Preferred Stock, and

         (iii) the issuance of any Stock of the Corporation in exchange, in whole or in part, for any acquisition by the Corporation of shares of stock or other assets of any kind.

     (z) "Fair Market Value" of a share of Common Stock means, as of any date, the average of the closing prices of Class A Common Stock for the 20 consecutive Trading Days next preceding the date five days prior to the date in question. The closing price for each day shall be:

          (i) if the Class A Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one share of Class A Common Stock on the New York Stock Exchange or, if not then listed on the New York Stock Exchange, the principal securities exchange on which the Class

747131.5
                                      - 5 -

               A Common Stock is listed or admitted for trading; or

          (ii) if not listed or admitted for trading as described in clause (i) of this section 2(z), the average of the closing sale price or, in the absence of a closing sale price, the average of the highest bid and lowest asked prices of one share of Class A Common Stock quoted in the NASDAQ National Market System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

         (iii) if not quoted as described in clause (ii) of this section 2(z), the average of the highest bid and lowest offered quotations for one share of Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for shares of Class A Common Stock on at least five of the 20 consecutive Trading Days next preceding the date five days prior to the date in question.

          If none of the conditions set forth above is met, the closing price of one share of Class A Common Stock on any day or the average of such closing prices for any period shall be the fair market value of one share of Common Stock for such day or period as determined in good faith by the Board.

          "Fair Market Value" of a share of Preferred Stock means the Fair Market Value of a number of fully paid and nonassessable shares of Class A Common Stock equal to the ratio of (a) the Liquidation Preference for such Preferred Stock plus an amount equal to the dividends per share accrued and unpaid thereon as of the date of such determination to (b) the Conversion Price in effect as of the date of such determination.

     (aa) "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards)


747131.5
                                      - 6 -
          in order to continue as a generally accepted accounting principle or practice may be so changed.

     (bb) "Holder" of a share of Class A Preferred Stock or a share of Class B Preferred Stock means the Person in whose name such share of Class A Preferred Stock or Class B Preferred Stock is registered on the books of the Corporation.

          "Holder"  of a share  of  Class A  Common  Stock or a share of Class B
          Common Stock means the Person in whose name such share of Class A Common Stock or Class B Common Stock is registered on the books of the Corporation.

     (cc) "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

     (dd) "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.

     (ee) "Issuance Date" means, with respect to any Preferred Stock, the date on which such Preferred Stock is issued by the Corporation.

     (ff) "Junior Stock" means Common Stock and any other class or series of Stock of the Corporation now or hereafter authorized, issued or outstanding which is subject, under the terms of the Charter, to the following restrictions and limitations:

          (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Stock shall have been paid in full,

          (ii) in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of the Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to shareholders, the amount specified in section 4 hereof, before any payment shall be made or any


747131.5
                                      - 7 -
               assets distributed to the holders of such other class or series of Stock of the Corporation, and

         (iii) shares of such class or series may not be redeemed under any circumstances, either at the option of the Corporation or of any holder thereof, unless all of the outstanding Preferred Stock have theretofore been redeemed or converted.

     (gg) "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

     (hh) "Liquidation   Preference"  means,  with  respect  to  each  share  of
          Preferred Stock, an amount equal to $2.69.

     (ii) "Merger" means the simultaneous mergers of Capital Trust, a California business trust, with and into Captrust Limited Partnership, a Maryland limited partnership ("Captrust"), and of Captrust with and into the Corporation.

     (jj) "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

     (kk) "Preferred Stock" means, collectively, the Class A Preferred Stock and the Class B Preferred Stock.

     (ll) "Predecessor" means Capital Trust, a California business trust, as the predecessor of the Corporation in the Merger.

     (mm) "Restricted Payment" has the meaning set forth in section 3(c) hereof.

     (nn) "Stock" means any shares of stock, rights, warrants or options to purchase shares of stock, securities convertible into or exchangeable or exercisable for shares of stock and participations in or other equivalents of or interests (other than security interests) in shares of stock, however designated and whether voting or nonvoting, of any Person.

     (oo) "Subsidiary" means:



747131.5
                                      - 8 -

          (i) any corporation 50% or more of the Voting Stock of which is owned, directly or indirectly, by the Corporation, or

          (ii) any other Person whose accounts are required under GAAP to be included in the Corporation's consolidated financial statements.

     (pp) "Trading Day" means, with respect to the Class A Common Stock: (i) if the Class A Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; (ii) if the Class A Common Stock is not listed or admitted for trading on any national securities exchange, but is quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (iii) if the Class A Common Stock is not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

     (qq) "Voting Stock" means, with respect to the Corporation, all classes of Stock of the Corporation then outstanding and normally entitled to vote for the election of directors of the Corporation. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable Voting Stock.

3    Dividends.

     (a) Payment of Dividends. The Holders of the Class A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on the Liquidation Preference (the "Annual Dividend Rate"). Such dividends shall accrue (whether or not declared) from and including the Issuance Date to and including the date on which the Liquidation Preference is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any Dividend Period, will be cumulative. Dividends on the Class A Preferred Stock shall accrue on a daily basis whether or not the Corporation shall have earnings or surplus at the time.

          Semi-annual dividend periods (each a "Dividend Period") shall commence on and include the sixteenth day of December and June of each year and shall end on and include the fifteenth day of June and December, respectively, of such or the following year; provided



747131.5
                                     - 9 -
          however, that, the first Dividend Period shall be deemed to commence on December 16, 1998 and shall end on and include June 15, 1999 and shall end on and include June 15, 1999. Dividends on the Class A Preferred Stock shall be payable, when, as and if declared, semi-annually, in arrears, no later than December 26 and June 25 of each year commencing June 25, 1999 (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Class A Preferred Stock at the close of business on the record date established by the Board, which record date shall be not more than 60 days prior to the date fixed for payment thereof.

          The amount of dividends payable per share of Class A Preferred Stock for each full Dividend Period shall be computed by applying the Annual Dividend Rate to the Liquidation Preference and dividing such amount by two. The amount of dividends payable for any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30 day months.

          The Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on either class of Preferred Stock unless the Corporation simultaneously declares or pays or sets apart for payment dividends or makes distributions, at the same rate, each share being treated equally, on the other class of Preferred Stock.

     (b) Distribution of Partial Dividend Payments. Except as otherwise provided in these Articles Supplementary, if on any Dividend Payment Date the Corporation pays less than the total amount of dividends then accrued with respect to Preferred Stock, the amount so paid shall be distributed ratably, each share being treated equally, among the Holders of the Preferred Stock based upon the number shares of Preferred Stock then held by each such Holder.

     (c) Limitations on Certain Payments. Unless all accrued dividends and other amounts then accrued through the end of the last Dividend Period and unpaid with respect to the Preferred Stock shall have been paid in full, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Stock of the Corporation other than the Preferred Stock (each, a "Restricted Payment"); provided, however, that a "Restricted Payment" shall not include:


747131.5
                                     - 10 -

          (i)  any dividend or distribution payable solely in  Junior  Stock, or

               (ii) the acquisition of any Stock of the Corporation  in exchange solely for Junior Stock.

4    Liquidation Preference.

     In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, an amount per share equal to the Liquidation Preference plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to stockholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of Stock of the Corporation.

     If the assets and funds thus distributed among the Holders of Preferred Stock shall be insufficient to permit the payment to such Holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably, each share being treated equally, among the Holders of Preferred Stock based on the number of shares of Preferred Stock then held by each such Holder.

     In determining whether a distribution of any dividend or the redemption or other acquisition of any Stock of the Corporation is permitted under Maryland law, no effect shall be given to amounts, to the extent such amounts would be needed, if the Corporation were to be liquidated, dissolved or wound up at the time of such distribution, to satisfy the preferential rights upon liquidation, dissolution or winding up of the Corporation of Holders of the Class A Preferred Stock.

5 Consolidation, Merger and Sale of Assets, etc. Unless all of the outstanding shares of Preferred Stock shall have been redeemed or converted on or prior to the effective date of any consolidation, merger or transfer referred to below involving the Corporation, without the approval of the Holders of a majority of the outstanding shares of Preferred Stock, voting together as a single class, but voting together as a separate class from the Common Stock, the Corporation shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless:

     (a) in the case of a merger or consolidation, the Corporation is the surviving entity, the rights and preferences of the Preferred Stock are not modified, the Corporation, as the surviving entity, does not have outstanding any shares of Stock that are not shares of Junior Stock, and,

747131.5
                                     - 11 -
          immediately after the consummation of such merger or consolidation and after giving effect thereto, the D/E Ratio of the Corporation shall not exceed 5:1 or

     (b) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the NASDAQ National Market System, the Corporation shall make effective provision such that, upon consummation of such transaction, the Holders of Preferred Stock shall receive preferred shares of the surviving entity having substantially identical terms as the Preferred Stock surrendered by them, the surviving, resulting or acquiring Person does not have outstanding any shares of Stock that are not shares of Junior Stock and, immediately after the consummation of such consolidation, merger or transfer, the D/E Ratio of such Person shall not exceed 5:1.

6    Voting Rights of Preferred Stock.

     (a) Voting Rights of the Class A Preferred Stock. In addition to the voting rights described in sections 5 and 6(b) hereof, the holders of the Class A Preferred Stock shall be entitled to vote together with the holders of Class A Common Stock as a single class on all matters submitted for a vote of stockholders, and shall be entitled to notice of all stockholders' meetings and to act by written consent in the same manner as the holders of Class A Common Stock. Each share of Class A Preferred Stock shall entitle the Holder thereof to such number of votes per share as shall equal the number of shares of Class A Common Stock into which such share of Class A Preferred Stock is then convertible.

     (b) Preferred Stock Class Vote. The affirmative vote of the Board and the Holders of a majority of the outstanding shares of Preferred Stock voting together as a single class, but voting together as a separate class from the Common Stock, shall be required in order:

          (i) to amend, alter or repeal any of the provisions of these Articles Supplementary or of the Class B Article Supplementary;

          (ii) to authorize, create or issue any class or series of Stock of the Corporation that are not Junior Stock; and



747131.5
                                     - 12 -

         (iii) for  the   Corporation   to  Incur   any   Indebtedness   if  the
               Corporation's D/E Ratio would then exceed 5:1.

          Any Preferred Stock owned, directly or indirectly, by the Corporation or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

7    Conversion Right.

     (a) Right of Conversion. Each share of Class A Preferred Stock shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

          (i) a number of fully paid and nonassessable shares of Class A Common Stock equal to the ratio of:

               (x) the Liquidation Preference of such shares of Class A Preferred Stock plus an amount equal to all dividends per share accrued and unpaid thereon as of the Conversion Date to

               (y)  the Conversion Price in effect on the Conversion Date, or

          (ii) an equal number of fully paid and nonassessable shares of Class B Preferred Stock,

               or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 7.

               For purposes of these Articles Supplementary, the "Conversion Price" shall initially be $2.69 per share and shall be adjusted from time to time in accordance with the provisions of this section 7.

     (b) Conversion Procedures. In order to exercise the conversion right, the Holder of any shares of Class A Preferred Stock to be converted in whole or in part shall surrender the certificate or certificates representing such shares to the Corporation and shall give written notice to the Corporation ("Conversion Notice") that the Holder elects to convert such shares or the portion thereof specified in said notice into shares of Class A Common Stock or Class B Preferred Stock, as provided herein and as specified by the Holder in the Conversion Notice. The Conversion Notice shall also state the name or names (with address) in which the certificates for Class A Common Stock or Class B Preferred Stock, as the case may be, shall be issued. Each certificate representing Class A Preferred Stock surrendered for


747131.5
                                     - 13 -
          conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Class A Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or its duly authorized attorney.

          As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates representing the shares of Class A Preferred Stock relating thereto, the Corporation shall issue and deliver to such Holder (or upon the written order of such Holder) a certificate or certificates for the number of full shares of Class A Common Stock, or Class B Preferred Stock, as specified in the Conversion Notice, issuable upon the conversion of such Class A Preferred Stock or portion thereof in accordance with the provisions of this section 7, and a check or cash in respect of any fractional shares issuable upon such conversion, as provided in section 7(c) hereof. In the event that less than all the shares of Class A Preferred Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Holder of the Class A Preferred Stock so surrendered, without charge to such Holder, a new certificate or certificates representing a number of shares of Class A Preferred Stock equal to the unconverted portion of the surrendered certificate.

          Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates representing such shares of Class A Preferred Stock shall have been surrendered to the Corporation or its transfer agent and a Conversion Notice with respect to such shares shall have been received by the Corporation, as described above. Any Person in whose name any certificate or certificates for Class A Common Stock or Class B Preferred Stock shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date, provided, however, if the certificate or certificates evidencing such Class A Preferred Stock are surrendered on any date when the share transfer books of the Corporation shall be closed, the Holder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered.




747131.5
                                     - 14 -

          Except as otherwise provided in this section 7, no payment or adjustment will be made for dividends or other distributions with respect to any Class A Common Stock or Class B Preferred Stock issuable upon conversion of Class A Preferred Stock as provided herein.

     (c) Cash Payments in Lieu of Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of Preferred Stock. If any fractional share, would, but for this section 7(c), be issuable upon the conversion of any Class A Preferred Stock, the Corporation shall make a payment therefor in cash on the first Business Day immediately preceding the Conversion Date equal to the Fair Market Value of such fractional share.

     (d) Adjustment of Conversion Price for Conversion into Common Stock. The Conversion Price with respect to the conversion of the Class A Preferred Stock into Class A Common Stock shall be adjusted from time to time by the Corporation as follows:

          (i) in the event that the Corporation shall at any time after the Issuance Date:

               (A) declare a dividend or make a distribution on the shares of Class A Common Stock in shares of Class A Common Stock,

               (B) subdivide or reclassify the shares of Class A Common Stock into a greater number of shares,

               (C) combine the shares of Class A Common Stock into a smaller number of shares,

               (D) pay a dividend or make a distribution on the shares of Class A Common Stock in any class of its Stock other than shares of Class A Common Stock, or

               (E) reclassify the shares of Class A Common Stock other than as set forth in Section 7(d)(i)(B),

               then the conversion right and the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any shares of Class A Preferred Stock thereafter surrendered for conversion into shares of Class A Common Stock shall be entitled to receive the number of shares of Class A Common Stock or other Stock of the Corporation which such Holder would have owned or have been entitled to receive after the



747131.5
                                     - 15 -
          happening of any of the events described above had such shares of Class A Preferred Stock been converted into shares of Class A Common Stock immediately prior to the happening of such event. An adjustment made pursuant to this section 7(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur.

          (ii) In the event that the Corporation shall at any time after the Issuance Date issue any Common Stock or any Common Stock Equivalents other than in an Exempted Transaction, at an Effective Purchase Price per Share less than the Conversion Price in effect immediately prior to the date of such issuance, then such Conversion Price shall be adjusted to equal:

               (A)  the sum of:

                    (1)  the product of:

                         (a) the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance and

                         (b) the Conversion Price in effect immediately prior to such issuance and

                    (2)  the   Aggregate   Consideration   Receivable   by   the
                         Corporation in connection with such issuance

               divided by:

               (B)  the sum of:

                         (1) the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance and

                         (2) the number of additional shares of Common Stock and Common Stock Equivalents so issued.

               For example, if on any given date the Corporation has 20,000,000 shares of Common Stock and Common


747131.5
                                     - 16 -

          Stock Equivalents outstanding, the Corporation issues warrants exercisable at $1 per share to purchase an additional 1,000,000 shares of Common Stock for a purchase price of $1 per warrant, and the Conversion Price in effect on such date is $2.69, then the Conversion Price shall be adjusted to equal $2.66, which is calculated as follows:

                                $2.66 per share =
          [(20,000,000shares x $2.69/share) + $2,000,000]/ (20,000,000 shares + 1,000,000 shares).

               Such adjustment shall be made successively whenever any shares, rights, warrants, options, convertible, exchangeable or exercisable securities or share appreciation rights are issued at an Effective Purchase Price per Share that is less than the Conversion Price in effect on the date of such issuance. To the extent that any right, option, warrant, convertible or exercisable security or share appreciation right expires without having been converted or exercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such rights, options, warrants or convertible, exchangeable or exercisable securities or share appreciation rights had not been issued, but such readjustment shall not affect the number of shares of Common Stock or other Stock of the Corporation delivered upon any conversion prior to the date such readjustment is made.

         (iii) In the event that the Corporation shall distribute to all holders of its Class A Common Stock any of its assets (other than cash dividends payable on or after the date of consummation of the Merger which together with all prior cash dividends of the Corporation and the Predecessor paid on or after April 1, 1997, do not exceed the amount of retained earnings of the Corporation accrued on or after April 1, 1997 and on or prior to the date of payment of such dividends) or debt securities, or rights, options, warrants or convertible, exchangeable or exercisable securities of the Corporation (including securities issued for cash, but excluding distributions of Stock of the Corporation referred to in section 7(d)(i) hereof, then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by


747131.5
                                     - 17 -
               the Board, in good faith and as described in a resolution of the Board) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible, exchangeable or exercisable securities applicable to one share of Class A Common Stock. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of Common Stock of such rights, options, warrants or convertible, exchangeable or exercisable securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants or convertible, exchangeable or exercisable securities, assets or debt securities are issued provides for their issuance to Holders of Class A Preferred Stock in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

          (iv) Anything in this section 7(d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this section 7(d), as it in its reasonable discretion shall determine to be advisable in order that any share dividends, subdivision of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable or exercisable for shares hereafter made by the Corporation to its stockholders, shall not be taxable.

          (v)  Whenever  the  Conversion  Price is  adjusted as provided in this section 7(d), or the Class A Preferred Stock becomes convertible into shares, securities, property or assets pursuant to section 7(e) hereof, or the Corporation reduces the Conversion Price pursuant to section 7(f) hereof, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price (or describing such event, as the case may be) and the date on which such adjustment (or event) becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment (or describing the shares, securities, property or assets into which the Class A Preferred Stock shall become convertible), and shall mail such

747131.5
                                     - 18 -
               notice of adjustment to all Holders of Class A Preferred Stock as set forth in section 7(i) hereof.

          (vi) In any case in which this section 7(d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event:

               (A) issuing to the Holder of any Class A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class A Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class A Common Stock issuable upon such conversion before giving effect to such adjustment, and

               (B) paying to such Holder any amount in cash in lieu of any fractional share of Class A Common Stock pursuant to section 7(c).

         (vii) For purposes of any computations of Aggregate Consideration Receivable or other consideration pursuant to this section 7(d), the following shall apply:

               (A) in the case of the issuance of Common Stock or Common Stock Equivalents for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith; and

               (B) in the case of the issuance of Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

        (viii) If, after an adjustment a Holder of Class A Preferred Stock may, upon conversion of such security, receive two or more classes of Stock of

747131.5
                                     - 19 -
               the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between such classes of Stock. After such allocation, the conversion right and the Conversion Price of each class of Stock of the Corporation shall thereafter be subject to adjustment on terms comparable to those applicable to Class A Common Stock in this section 7.

     (e) Effect of Reclassification, Consolidation, Merger or Sale. Unless all of the shares of Class A Preferred Stock shall have been redeemed or converted on or prior to the effective date of any of the events referred to in clauses (i), (ii) and (iii) of this section 7(e), if any of the following events occur, namely:

          (i) any reclassification or change of outstanding shares of Class A Common Stock issuable upon conversion of the Class A Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

          (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Class A Common Stock issuable upon conversion of the Class A Preferred Stock shall be entitled to receive shares, securities or other property or assets (including cash) with respect to or in exchange for such Class A Common Stock, or

         (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person,

               then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its constituent documents to establish that each share of Class A Preferred Stock then outstanding (or the successor shares referred to in section 5(b) hereof) shall be convertible into the kind and amount of shares and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Class A Common Stock issuable upon conversion of such Class A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, each share of Class A Preferred Stock being treated equally. Such provisions shall provide for adjustments which


747131.5
                                     - 20 -
               shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 7.

               If this  section  7(e)  applies  with  respect to a  transaction, section 7(d) hereof shall not apply with respect to that transaction. The above provisions of this section 7(e) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

     (f) Subdivision, Reclassification or Combination of Preferred Stock. The Corporation shall not (i) subdivide or reclassify the Class A Preferred Stock or (ii) combine the Class A Preferred Stock, unless the Corporation simultaneously subdivides, reclassifies or combines, at the same rate, each share being treated equally, all classes of Preferred Stock.

     (g) Taxes on Shares Issued. The issuance of share certificates upon conversion of Class A Preferred Stock shall be made without charge to the converting Holder for any tax in respect of the issuance thereof.

     (h) Shares to be Fully Paid. The Corporation covenants that all shares of Class A Common Stock or Class B Preferred Stock which may be issued upon conversion of Class A Preferred Stock will upon issuance be validly issued, fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

     (i)  Notice to Holders Prior to Certain Actions.

          (i)  In the event:

               (A) that the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to section 7(d)(i) or (iii) hereof;

               (B)  that any event described in section 7(e) hereof shall occur;

               (C)  the  Corporation  reduces the  Conversion  Price pursuant to section 7(f) hereof; or

               (D) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

                    the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Class A Preferred Stock at

747131.5
                                     - 21 -
                    its address appearing on the share transfer books of the Corporation, as promptly as possible but in any event no later than the later of (x) the date 30 days prior to the record date for such proposed action or the effective date of such event or (y) the date on which the Corporation first publicly announces such proposed action or event.

          (ii) In the event that the Corporation shall take any action that would require an adjustment in the Conversion Price, pursuant to section 7(d)(ii) hereof, the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Class A Preferred Stock at its address appearing on the share transfer books of the Corporation, as promptly as possible but in no event later than the date that the Corporation provides public notice of such proposed action or event.

         (iii) In any event, such notice shall specify:

               (A) the record date as of which the holders of record of Class A Common Stock are to be determined, or

               (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Class A Common Stock shall be entitled to exchange their Class A Common Stock for securities or other property deliverable upon such event.

               Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

8 Reacquired Shares. Any shares of Class A Preferred Stock which are converted, purchased, redeemed or otherwise acquired by the Corporation, shall be retired and canceled by the Corporation promptly thereafter. No such shares of Class A Preferred Stock shall upon their cancellation be reissued.

9 Covenant regarding employee equity plans. For so long as any shares of Class A Preferred Stock are outstanding, the Corporation will not:

     (a) grant to any employees or officers of the Corporation or any of its Subsidiaries, or to any consultants or service providers to the Corporation or any of its Subsidiaries, or to any director of the Corporation or any of its Subsidiaries, under an employee benefit plan or similar


747131.5
                                     - 22 -
          arrangement adopted by the Corporation, any options to purchase Class A Common Stock Equivalents having an exercise price per share less than the fair market value of a Common Stock Equivalent on the date of grant of such option as determined in good faith by any reasonable method by the Board, or

     (b) except through a stock purchase plan qualified under or with terms and conditions substantially similar to a plan qualified under Section 423 of the Internal Revenue Code, issue or sell to any employees or officers of the Corporation or any of its Subsidiaries, or to any consultants or service providers to the Corporation or any of its Subsidiaries, or to any director of the Corporation or any of its Subsidiaries, or to any stockholder of the Corporation, any Common Stock Equivalents at a price per share below the fair market value of such Common Stock Equivalent on the date of such issuance or sale as determined in good faith by any reasonable method by the Board.

10   Certain Restrictions on Transfer; Legend.

     Holders shall not transfer shares of Class A Preferred Stock or Class A Common Stock to any Bank Holding Company, unless, after giving effect to such transfer, such Bank Holding Company:

          (i) would, together with its Aggregated Transferors, own no more than 4.9% of any class of Voting Stock of the Corporation or

          (ii) is not limited by the Bank Holding Company Act of 1956, as amended, to holding not more than 4.9% of the Voting Stock of the Corporation.

          SECOND: The shares of Class A Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

          THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

          FOURTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


747131.5
                                     - 23 -

          IN  WITNESS  WHEREOF,   the  Corporation  has  caused  these  Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 28th of January, 1999.

ATTEST:                                   CAPITAL TRUST, INC.


/s/ Edward L. Shugrue III                 By:/s/ John R. Klopp     (SEAL)
-----------------------------                ----------------------
Edward L. Shugrue III                        John R. Klopp
Assistant Secretary                          President


747131.5
                                     - 24 -

                               CAPITAL TRUST, INC.
                               -------------------

                             ARTICLES SUPPLEMENTARY

                 CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING
                                 PREFERRED STOCK
                           (par value $.01 per share)

          FIRST: Capital Trust, Inc., a Maryland corporation (hereinafter called the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland pursuant to Section 2-208 of the Maryland General Corporation Law that, under a power contained in Section 6.3 of the charter of the Corporation (the "Charter"), the Board of Directors of the Corporation (the "Board of Directors"), by unanimous written consent dated November 11, 1998, classified and designated 12,639,405 unissued and unclassified shares (the "Shares") of Preferred Stock (as defined in the Charter) as shares of Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock, par value $.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares as set forth herein, which upon any restatement of the Charter may be made part of Article VI of the Charter, with any necessary or appropriate changes to the enumeration or lettering of sections or subsections thereof:


                 CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING
                                 PREFERRED STOCK

1 Designation and Amount. The class of Preferred Stock of the Corporation created hereby shall be designated as Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock, and the number of shares constituting such class shall be 12,639,405, par value $.01 per share.

2 Definitions. As used in these Articles Supplementary, the following terms shall have the following meanings:

     (a) "Aggregate Consideration Receivable" by the Corporation in connection with the issuance of any shares of Common Stock or any Common Stock Equivalents means the sum of:

          (i) the aggregate consideration paid to the Corporation for such shares of Common Stock or Common Stock Equivalents and

          (ii) the aggregate consideration or premiums, if any, stated in such Common Stock Equivalents to be payable for the Common Stock upon the exercise or conversion of such Common Stock Equivalents,


753363.5
               calculated in each case in accordance with section 7(d)(vii) hereof. In case all or any portion of the consideration to be received by the Corporation may be paid in a form other than cash, the value of such consideration shall be determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

     (b)  "Aggregated  Transferor" of a Person shall mean any other Person other
          than  the   Corporation  who  previously  held  Voting  Stock  of  the
          Corporation now held by such Person.

     (c) "Annual Dividend Rate" has the meaning set forth in section 3(a) hereof.

     (d) "Bank Holding Company" means a bank holding company (as defined in Section 1841 (a) of the Bank Holding Company Act of 1956, as amended) or any affiliate (as defined in Section 1841 (k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841 (a) of the Bank Holding Company Act of 1956, as amended).

     (e)  "Board" means the Board of Directors of the Corporation.

     (f) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

     (g) "Charter" means the charter, as defined in Section 1- 101(e) of the Maryland General Corporation Law, of the Corporation.

     (h) "Class A Articles Supplementary" means Articles Supplementary filed with and accepted for record by the State Department of Assessment and Taxation of Maryland on or about January 28, 1999, establishing the Class A Preferred Stock pursuant to Article VI of the Charter, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law and upon any restatement of the Charter shall mean the terms of the Class A Preferred Stock as set forth in Article VI of the Charter.

     (i) "Class A Common Stock" means the class A common stock, par value $.01 per share, of the Corporation, having the designations and rights, qualifications, limitations and restrictions set forth in the Charter.

     (j)  "Class  A  Preferred   Stock"  means  the  Class  A  9.5%   Cumulative
          Convertible Preferred Stock, par value $.01

75336
                                      - 2 -
          per share, of the Corporation, established pursuant to the Class A Articles Supplementary.

     (k) "Class B Articles Supplementary" means these Articles Supplementary filed with and accepted for record by the State Department of Assessment and Taxation of Maryland on or about January 28, 1999, establishing the Class B Preferred Stock pursuant to Article VI of the Charter, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law and upon any restatement of the Charter shall mean the terms of the Class B Preferred Stock as set forth in Article VI of the Charter.

     (l) "Class B Common Stock" means the class B common stock, par value $.01 per share, of the Corporation, having the designations and rights, qualifications, limitations and restrictions set forth in the Charter.

     (m) "Class B Preferred Stock" means the Class B 9.5% Cumulative Convertible Non-Voting Preferred Stock, par value $.01 per share, of the Corporation, established pursuant to these Articles Supplementary.

     (n) "Common Stock" means, collectively, the Class A Common Stock and the Class B Common Stock.

     (o)  "Common Stock Equivalents" means, without double counting:

          (i) Common Stock, where one share of Common Stock shall constitute one Common Stock Equivalent,

          (ii) Stock of the Corporation (including without limitation the Preferred Stock) convertible into Common Stock, where any one share of Stock of the Corporation shall constitute a number of Common Stock Equivalents equal to the number of shares of Common Stock issuable in respect of such Stock,

          (iii) any rights, warrants, options and convertible, exchangeable or exercisable securities entitling the holder thereof to subscribe for or purchase any Common Stock, where any such rights, warrants, options and convertible, exchangeable or exercisable securities shall constitute a number of Common Share Equivalents equal to the number of shares of Common Stock issuable in respect of such rights, warrants, options or convertible, exchangeable or exercisable securities, and


753363.5
                                      - 3 -

           (iv) any stock appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of Common Stock, where any such stock appreciation rights shall constitute a number of Common Share Equivalents equal to the shares of Common Stock equivalent, as nearly as it may be calculated, to such share appreciation rights.

     (p)  "Conversion Date" has the meaning set forth in section 7(b) hereof.

     (q)  "Conversion Notice" has the meaning set forth in section 7(b) hereof.

     (r)  "Conversion Price" has the meaning set forth in section 7(a) hereof.

     (s)  "Corporation" means Capital Trust, Inc., a Maryland corporation.

     (t) "D/E Ratio" means, as of the date of determination, the ratio of (i) the sum of (x) the total Indebtedness of the Corporation and its consolidated Subsidiaries as reflected on the Corporation's most recent regularly prepared consolidated balance sheet, plus (y) all Indebtedness issued by the Corporation and its consolidated subsidiaries since the date of such consolidated balance sheet less all Indebtedness retired or repurchased by the Corporation and its subsidiaries since that date, plus (z) the Corporation's pro rata share, based upon its percentage equity ownership interest therein, of aggregate total Indebtedness of Equity Affiliates, to (ii) the excess of total assets (including the Corporation's equity in its Equity Affiliates) over total liabilities of the Corporation and its subsidiaries, as reflected on the Corporation's most recent regularly prepared consolidated balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

     (u) "Dividend Payment Date" has the meaning set forth in section 3(a) hereof.

     (v)  "Dividend Period" has the meaning set forth in section 3(a) hereof.

     (w) "Effective Purchase Price per Share" at which the Corporation issues any shares of Common Stock or any Common Stock Equivalents means an amount equal to:


753363.5
                                      - 4 -

          (i) the Aggregate Consideration Receivable by the Corporation in connection with the issuance of such shares of Common Stock or Common Stock Equivalents divided by

          (ii)  the  number  of  shares  of  Common   Stock  and  Common   Stock
                Equivalents so issued.

     (x) "Equity Affiliate" means any Person in which the Corporation or any of its consolidated Subsidiaries has an equity interest which is or, in accordance with GAAP, should be accounted for on the equity method in the Corporation's consolidated financial statements.

     (y)  "Exempted Transaction" means each and any of the following:

          (i) the issuance, from the Issuance Date through the date of the Exempted Transaction, of Common Stock Equivalents to employees or officers of the Corporation or any of its Subsidiaries, or to consultants or service providers to the Corporation or any of its Subsidiaries, or to directors of the Corporation or any of its Subsidiaries, under an employee benefit plan or similar arrangement adopted by the Corporation in an amount not to exceed 10% of the aggregate number of Common Stock Equivalents outstanding on the date of such Exempted Transaction,

          (ii) the issuance of any shares of Common Stock or Preferred Stock of the Corporation upon the conversion of any shares of Common Stock or Preferred Stock, and

         (iii) the issuance of any Stock of the Corporation in exchange, in whole or in part, for any acquisition by the Corporation of shares of stock or other assets of any kind.

     (z) "Fair Market Value" of a share of Common Stock means, as of any date, the average of the closing prices of Class A Common Stock for the 20 consecutive Trading Days next preceding the date five days prior to the date in question. The closing price for each day shall be:

          (i) if the Class A Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one share of Class A Common Stock on the New York Stock Exchange or, if not then listed on the New York Stock Exchange, the principal securities exchange on which the Class

753363.5
                                      - 5 -

                A Common Stock is listed or admitted for trading; or

          (ii) if not listed or admitted for trading as described in clause (i) of this section 2(z), the average of the closing sale price or, in the absence of a closing sale price, the average of the highest bid and lowest asked prices of one share of Class A Common Stock quoted in the NASDAQ National Market System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

          (iii) if not quoted as described in clause (ii) of this section 2(z), the average of the highest bid and lowest offered quotations for one share of Class A Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for shares of Class A Common Stock on at least five of the 20 consecutive Trading Days next preceding the date five days prior to the date in question.

          If none of the conditions set forth above is met, the closing price of one share of Class A Common Stock on any day or the average of such closing prices for any period shall be the fair market value of one share of Common Stock for such day or period as determined in good faith by the Board.

          "Fair Market Value" of a share of Preferred Stock means the Fair Market Value of a number of fully paid and nonassessable shares of Class A Common Stock equal to the ratio of (a) the Liquidation Preference for such Preferred Stock plus an amount equal to the dividends per share accrued and unpaid thereon as of the date of such determination to (b) the Conversion Price in effect as of the date of such determination.

     (aa) "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards)

753363.5
                                      - 6 -
          in order to continue as a generally accepted accounting principle or practice may be so changed.

     (bb) "Holder" of a share of Class A Preferred Stock or a share of Class B Preferred Stock means the Person in whose name such share of Class A Preferred Stock or Class B Preferred Stock is registered on the books of the Corporation.

          "Holder"  of a share  of  Class A  Common  Stock or a share of Class B
          Common Stock means the Person in whose name such share of Class A Common Stock or Class B Common Stock is registered on the books of the Corporation.

     (cc) "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

     (dd) "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.

     (ee) "Issuance Date" means, with respect to any Preferred Stock, the date on which such Preferred Stock is issued by the Corporation.

     (ff) "Junior Stock" means Common Stock and any other class or series of Stock of the Corporation now or hereafter authorized, issued or outstanding which is subject, under the terms of the Charter, to the following restrictions and limitations:

          (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Stock shall have been paid in full,

          (ii) in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of the Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to shareholders, the amount specified in section 4 hereof, before any payment shall be made or any

753363.5
                                      - 7 -
                assets distributed to the holders of such other class or series of Stock of the Corporation, and

          (iii) shares of such class or series may not be redeemed under any circumstances, either at the option of the Corporation or of any holder thereof, unless all of the outstanding Preferred Stock have theretofore been redeemed or converted.

     (gg) "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

     (hh) "Liquidation   Preference"  means,  with  respect  to  each  share  of
          Preferred Stock, an amount equal to $2.69.

     (ii) "Merger" means the simultaneous mergers of Capital Trust, a California business trust, with and into Captrust Limited Partnership, a Maryland limited partnership ("Captrust"), and of Captrust with and into the Corporation.

     (jj) "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

     (kk) "Preferred Stock" means, collectively, the Class A Preferred Stock and the Class B Preferred Stock.

     (ll) "Predecessor" means Capital Trust, a California business trust, as the predecessor of the Corporation in the Merger.

     (mm) "Restricted Payment" has the meaning set forth in section 3(c) hereof.

     (nn) "Stock" means any shares of stock, rights, warrants or options to purchase shares of stock, securities convertible into or exchangeable or exercisable for shares of stock and participations in or other equivalents of or interests (other than security interests) in shares of stock, however designated and whether voting or nonvoting, of any Person.

     (oo) "Subsidiary" means:


753363.5
                                      - 8 -

          (i) any corporation 50% or more of the Voting Stock of which is owned, directly or indirectly, by the Corporation, or

          (ii) any other Person whose accounts are required under GAAP to be included in the Corporation's consolidated financial statements.

     (pp) "Trading Day" means, with respect to the Class A Common Stock: (i) if the Class A Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; (ii) if the Class A Common Stock is not listed or admitted for trading on any national securities exchange, but quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (iii) if the Class A Common Stock is not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

     (qq) "Voting Stock" means, with respect to the Corporation, all classes of Stock of the Corporation then outstanding and normally entitled to vote for the election of directors of the Corporation. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable Voting Stock.

3    Dividends.

     (a) Payment of Dividends. The Holders of the Class B Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on the Liquidation Preference (the "Annual Dividend Rate"). Such dividends shall accrue (whether or not declared) from and including the Issuance Date to and including the date on which the Liquidation Preference is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any Dividend Period, will be cumulative. Dividends on the Class B Preferred Stock shall accrue on a daily basis whether or not the Corporation shall have earnings or surplus at the time.

          Semi-annual dividend periods (each a "Dividend Period") shall commence on and include the sixteenth day of December and June of each year and shall end on and include the fifteenth day of June and December, respectively, of such or the following year; provided

753363.5
                                      - 9 -
          however, that the first Dividend Period shall be deemed to commence on December 16, 1998 and shall end on and include June 15, 1999. Dividends on the Class B Preferred Stock shall be payable, when, as and if declared, semi-annually, in arrears, no later than December 26 and June 25 of each year commencing June 25, 1999 (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Class B Preferred Stock at the close of business on the record date established by the Board, which record date shall be not more than 60 days prior to the date fixed for payment thereof.

          The amount of dividends payable per share of Class B Preferred Stock for each full Dividend Period shall be computed by applying the Annual Dividend Rate to the Liquidation Preference and dividing such amount by two. The amount of dividends payable for any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30 day months.

          The Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on either class of Preferred Stock unless the Corporation simultaneously declares or pays or sets apart for payment dividends or makes distributions, at the same rate, each share being treated equally, on the other class of Preferred Stock.

     (b) Distribution of Partial Dividend Payments. Except as otherwise provided in these Articles Supplementary, if on any Dividend Payment Date the Corporation pays less than the total amount of dividends then accrued with respect to Preferred Stock, the amount so paid shall be distributed ratably, each share being treated equally, among the Holders of the Preferred Stock based upon the number shares of Preferred Stock then held by each such Holder.

     (c) Limitations on Certain Payments. Unless all accrued dividends and other amounts then accrued through the end of the last Dividend Period and unpaid with respect to the Preferred Stock shall have been paid in full, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Stock of the Corporation other than the Preferred Stock (each, a "Restricted Payment"); provided, however, that a "Restricted Payment" shall not include:


753363.5
                                     - 10 -

          (i)   any dividend or distribution payable solely in Junior Stock, or

          (ii) the acquisition of any Stock of the Corporation in exchange solely for Junior Stock.

4    Liquidation Preference.

     In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, an amount per share equal to the Liquidation Preference plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to stockholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of Stock of the Corporation.

     If the assets and funds thus distributed among the Holders of Preferred Stock shall be insufficient to permit the payment to such Holders of the full preferential amount described above, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably, each share being treated equally, among the Holders of Preferred Stock based on the number of shares of Preferred Stock then held by each such Holder.

     In determining whether a distribution of any dividend or the redemption or other acquisition of Stock of the Corporation is permitted under Maryland law, no effect shall be given to amounts, to the extent such amounts would be needed, if the Corporation were to be liquidated, dissolved or wound up at the time of such distribution, to satisfy the preferential rights upon liquidation, dissolution or winding up of the Corporation of Holders of the Class B Preferred Stock.

5 Consolidation, Merger and Sale of Assets, etc. Unless all of the outstanding shares of Preferred Stock shall have been redeemed or converted on or prior to the effective date of any consolidation, merger or transfer referred to below involving the Corporation, without the approval of the Holders of a majority of the outstanding shares of Preferred Stock, voting together as a single class, but voting together as a separate class from the Common Stock, the Corporation shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless:

     (a) in the case of a merger or consolidation, the Corporation is the surviving entity, the rights and preferences of the Preferred Stock are not modified, the Corporation, as the surviving entity, does not have outstanding any shares of Stock that are not shares of Junior Stock, and, immediately after the consummation of such merger or

753363.5
                                     - 11 -
          consolidation and after giving effect thereto, the D/E Ratio of the Corporation shall not exceed 5:1, or

     (b) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the NASDAQ National Market System, the Corporation shall make effective provision such that, upon consummation of such transaction, the Holders of Preferred Stock shall receive preferred shares of the surviving entity having substantially identical terms as the Preferred Stock surrendered by them, the surviving, resulting or acquiring Person does not have outstanding any shares of Stock that are not shares of Junior Stock and, immediately after the consummation of such consolidation, merger or transfer, the D/E Ratio of such Person shall not exceed 5:1.

6    Voting Rights of Preferred Stock.

     (a) Voting Rights of the Class B Preferred Stock. Except for the voting rights described in sections 5 and 6(b) hereof, the Class B Preferred Stock shall not have voting rights and shall not be counted in determining the presence of a quorum.

     (b) Preferred Stock Class Vote. The affirmative vote of the Board and the Holders of a majority of the outstanding shares of Preferred Stock voting together as a single class, but voting together as a separate class from the Common Stock, shall be required in order:

          (i) to amend, alter or repeal any of the provisions of these Articles Supplementary or of the Class A Article Supplementary;

          (ii) to authorize, create or issue any class or series of Stock of the Corporation that are not Junior Stock; and

          (iii) for  the   Corporation   to  Incur  any   Indebtedness   if  the
                Corporation's D/E Ratio would then exceed 5:1.

                Any Preferred Stock owned, directly or indirectly, by the Corporation or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.



753363.5
                                     - 12 -

7    Conversion Right.

     (a) Right of Conversion. Each share of Class B Preferred Stock shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

          (i) a number of fully paid and nonassessable shares of Class B Common Stock equal to the ratio of:

                (x) the Liquidation Preference of such Class B Preferred Stock plus an amount equal to all dividends per share accrued and unpaid thereon as of the Conversion Date to

                (y)  the Conversion Price in effect on the Conversion Date, or

          (ii) an equal number of fully paid and nonassessable shares of Class A Preferred Stock, if the Holder (a) would not, together with such Holder's Aggregated Transferors, upon the issuance of such Class A Preferred Stock, own more than 4.9% of any class of Voting Stock of the Corporation or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class of Voting Stock of the Corporation, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 7.

          For purposes of these Articles Supplementary, the "Conversion Price" shall initially be $2.69 per share and shall be adjusted from time to time in accordance with the provisions of this section 7.

   (b) Conversion Procedures. In order to exercise the conversion right, the Holder of any shares of Class B Preferred Stock to be converted in whole or in part shall surrender the certificate or certificates representing such shares to the Corporation and shall give written notice to the Corporation ("Conversion Notice") that the Holder elects to convert such shares or the portion thereof specified in said notice into shares of Class B Common Stock or Class A Preferred Stock, as provided herein and as specified by the Holder in the Conversion Notice. The Conversion Notice shall also (i) state the name or names (with address) in which the certificates for Class B Common Stock or Class A Preferred Stock, as the case may be, shall be issued and (ii) if Class B Preferred Stock is to be converted into Class A Preferred Stock, contain a certification by the Holder that the Holder either
          (a) will not, together with such Holder's

753363.5
                                     - 13 -

          Aggregated Transferors, upon the issuance of such Class A Preferred Stock, own more than 4.9% of any class of Voting Stock of the Corporation or (b) is not limited by the Bank Holding Company Act of 1956, as amended, to holding no more than 4.9% of any class of Voting Stock of the Corporation. Each certificate representing Class B Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Class B Preferred Stock, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or its duly authorized attorney.

          As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates representing the shares of Class B Preferred Stock relating thereto, the Corporation shall issue and deliver to such Holder (or upon the written order of such Holder) a certificate or certificates for the number of full shares of Class B Common Stock, or Class A Preferred Stock, as specified in the Conversion Notice, issuable upon the conversion of such Class B Preferred Stock or portion thereof in accordance with the provisions of this section 7, and a check or cash in respect of any fractional shares issuable upon such conversion, as provided in section 7(c) hereof. In the event that less than all the shares of Class B Preferred Stock represented by a certificate are to be converted, the Corporation shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Holder of the Class B Preferred Stock so surrendered, without charge to such Holder, a new certificate or certificates representing a number of shares of Class B Preferred Stock equal to the unconverted portion of the surrendered certificate.

          Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates representing such shares of Class B Preferred Stock shall have been surrendered to the Corporation or its transfer agent and a Conversion Notice with respect to such shares shall have been received by the Corporation, as described above. Any Person in whose name any certificate or certificates for Class B Common Stock or Class A Preferred Stock shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date, provided, however, if the certificate or certificates evidencing such Class B Preferred Stock are surrendered on any date when the share transfer books of the Corporation shall be closed, the Holder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all

753363.5
                                     - 14 -
          purposes until the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered.

          Except as otherwise provided in this section 7, no payment or adjustment will be made for dividends or other distributions with respect to any Class B Common Stock or Class A Preferred Stock issuable upon conversion of Class B Preferred Stock as provided herein.

     (c) Cash Payments in Lieu of Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of Preferred Stock. If any fractional share, would, but for this section 7(c), be issuable upon the conversion of any Class B Preferred Stock, the Corporation shall make a payment therefor in cash on the first Business Day immediately preceding the Conversion Date equal to the Fair Market Value of such fractional share.

     (d) Adjustment of Conversion Price for Conversion into Common Stock. The Conversion Price with respect to the conversion of the Class B Preferred Stock into Class B Common Stock shall be adjusted from time to time by the Corporation as follows:

          (i) in the event that the Corporation shall at any time after the Issuance Date:

                (A) declare a dividend or make a distribution on the shares of Class B Common Stock in shares of Class B Common Stock,

                (B) subdivide or reclassify the shares of Class B Common Stock into a greater number of shares,

                (C) combine the shares of Class B Common Stock into a smaller number of shares,

                (D) pay a dividend or make a distribution on the shares of Class B Common Stock in any class of its Stock other than shares of Class B Common Stock, or

                (E) reclassify the shares of Class B Common Stock other than as set forth in section 7(d)(i)(B),

                then the conversion right and the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any shares of

753363.5
                                     - 15 -

                Class B Preferred Stock thereafter surrendered for conversion into shares of Class B Common Stock shall be entitled to receive the number of shares of Class B Common Stock or other Stock of the Corporation which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Class B Preferred Stock been converted into shares of Class B Common Stock immediately prior to the happening of such event. An adjustment made pursuant to this section 7(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur.

          (ii) In the event that the Corporation shall at any time after the Issuance Date issue any Common Stock or any Common Stock Equivalents other than in an Exempted Transaction, at an Effective Purchase Price per Share less than the Conversion Price in effect immediately prior to the date of such issuance, then such Conversion Price shall be adjusted to equal:

                (A)  the sum of:

                     (1) the product of:

                         (a) the number of shares of Common Stock and Common Stock Equivalents outstanding immediately prior to such issuance and

                         (b) the Conversion Price in effect immediately prior to such issuance and

                    (2)  the  Aggregate   Consideration    Receivable   by   the
                         Corporation in connection with such issuance

                divided by:

                (B) the sum of:

                    (1)  the number of shares of Common  Stock and Common  Stock
                         Equivalents   outstanding  immediately  prior  to  such
                         issuance and


753363.5
                                     - 16 -

                    (2) the number of additional shares of Common Stock and Common Stock Equivalents so issued.

                For example, if on any given date the Corporation has 20,000,000 shares of Common Stock and Common Stock Equivalents outstanding, the Corporation issues warrants exercisable at $1 per share to purchase an additional 1,000,000 shares of Common Stock for a purchase price of $1 per warrant, and the Conversion Price in effect on such date is $2.69, then the Conversion Price shall be adjusted to equal $2.66, which is calculated as follows:

                                      $2.66 per share =
            [(20,000,000shares x $2.69/share) + $2,000,000]/
                    (20,000,000 shares + 1,000,000 shares).

                Such adjustment shall be made successively whenever any shares, rights, warrants, options, convertible, exchangeable or exercisable securities or share appreciation rights are issued at an Effective Purchase Price per Share that is less than the Conversion Price in effect on the date of such issuance. To the extent that any right, option, warrant, convertible or exercisable security or share appreciation right expires without having been converted or exercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such rights, options, warrants or convertible, exchangeable or exercisable securities or share appreciation rights had not been issued, but such readjustment shall not affect the number of shares of Common Stock or other Stock of the Corporation delivered upon any conversion prior to the date such readjustment is made.

          (iii) In the event that the Corporation shall distribute to all holders of its Class B Common Stock any of its assets (other than cash dividends payable on or after the date of consummation of the Merger which together with all prior cash dividends of the Corporation and the Predecessor paid on or after April 1, 1997, do not exceed the amount of retained earnings of the Corporation accrued on or after April 1, 1997 and on or prior to the date of payment of such dividends) or debt securities, or rights, options, warrants or convertible, exchangeable or exercisable securities of the Corporation (including securities issued for cash, but excluding distributions of Stock of the

753363.5
                                     - 17 -

                Corporation referred to in section 7(d)(i) hereof, then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board, in good faith and as described in a resolution of the Board) of the portion of the assets or debt securities of the Corporation so distributed or of such rights, options, warrants or convertible, exchangeable or exercisable securities applicable to one share of Class B Common Stock. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of Common Stock of such rights, options, warrants or convertible, exchangeable or exercisable securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants or convertible, exchangeable or exercisable securities, assets or debt securities are issued provides for their issuance to Holders of Class B Preferred Stock in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

          (iv) Anything in this section 7(d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this section 7(d), as it in its reasonable discretion shall determine to be advisable in order that any share dividends, subdivision of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Corporation to its stockholders, shall not be taxable.

          (v)   Whenever  the  Conversion  Price is adjusted as provided in this section 7(d), or the Class B Preferred Stock becomes convertible into shares, securities, property or assets pursuant to section 7(e) hereof, or the Corporation reduces the Conversion Price pursuant to section 7(f) hereof, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price (or describing such event, as the case may be) and the date on which such adjustment (or event)

753363.5
                                     - 18 -
                becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment (or describing the shares, securities, property or assets into which the Class B Preferred Stock shall become convertible), and shall mail such notice of adjustment to all Holders of Class B Preferred Stock as set forth in section 7(i) hereof.

          (vi) In any case in which this section 7(d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event:

                (A) issuing to the Holder of any Class B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class B Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class B Common Stock issuable upon such conversion before giving effect to such adjustment, and

                (B) paying to such Holder any amount in cash in lieu of any fractional share of Class B Common Stock pursuant to section 7(c).

          (vii) For purposes of any computations of Aggregate Consideration Receivable or other consideration pursuant to this section 7(d), the following shall apply:

                (A) in the case of the issuance of Common Stock or Common Stock Equivalents for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith; and

                (B) in the case of the issuance of Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment

753363.5
                                     - 19 -
                     thereof), and described in a resolution of the Board or such committee.

          (viii) If, after an adjustment a Holder of Class B Preferred Stock may, upon conversion of such security, receive two or more classes of Stock of the Corporation, the Corporation shall determine on a fair basis the allocation of the adjusted Conversion Price between such classes of Stock of the Corporation. After such allocation, the conversion right and the Conversion Price of each class of Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Class B Common Stock in this section 7.

     (e) Effect of Reclassification, Consolidation, Merger or Sale. Unless all of the shares of Class B Preferred Stock shall have been redeemed or converted on or prior to the effective date of any of the events referred to in clauses (i), (ii) and (iii) of this section 7(e), if any of the following events occur, namely:

          (i) any reclassification or change of outstanding shares of Class B Common Stock issuable upon conversion of the Class B Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

          (ii) any consolidation or merger of the Corporation with another Person shall be effected as a result of which holders of Class B Common Stock issuable upon conversion of the Class B Preferred Stock shall be entitled to receive shares, securities or other property or assets (including cash) with respect to or in exchange for such Class B Common Stock, or

          (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other Person,

                then the Corporation or such successor or purchasing Person, as the case may be, shall make provisions in its constituent documents to establish that each share of Class B Preferred Stock then outstanding (or the successor shares referred to in section 5(b) hereof) shall be convertible into the kind and amount of shares and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Class B

753363.5
                                     - 20 -

                Common Stock issuable upon conversion of such Class B Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, each share of Class B Preferred Stock being treated equally. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 7.

                If this section  7(e)  applies  with  respect to a  transaction, section 7(d) hereof shall not apply with respect to that transaction. The above provisions of this section 7(e) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

     (f) Subdivision, Reclassification or Combination of Preferred Stock. The Corporation shall not (i) subdivide or reclassify the Class B Preferred Stock or (ii) combine the Class B Preferred Stock, unless the Corporation simultaneously subdivides, reclassifies or combines, at the same rate, each share being treated equally, all classes of Preferred Stock.

     (g) Taxes on Shares Issued. The issuance of share certificates upon conversion of Class B Preferred Stock shall be made without charge to the converting Holder for any tax in respect of the issuance thereof.

     (h) Shares to be Fully Paid. The Corporation covenants that all shares of Class B Common Stock or Class A Preferred Stock which may be issued upon conversion of Class B Preferred Stock will upon issuance be validly issued, fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issuance thereof.

     (i)  Notice to Holders Prior to Certain Actions.

          (i)  In the event:

               (A) that the Corporation shall take any action that would require an adjustment in the Conversion Price pursuant to section 7(d)(i) or (iii) hereof;

               (B) that any event described in section 7(e) hereof shall occur;

               (C)   the  Corporation  reduces the Conversion  Price pursuant to section 7(f) hereof; or


753363.5
                                     - 21 -

                (D) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

                the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Class B Preferred Stock at its address appearing on the share transfer books of the Corporation, as promptly as possible but in any event no later than the later of (x) the date 30 days prior to the record date for such proposed action or the effective date of such event or (y) the date on which the Corporation first publicly announces such proposed action or event.

          (ii) In the event that the Corporation shall take any action that would require an adjustment in the Conversion Price, pursuant to section 7(d)(ii) hereof, the Corporation shall cause notice of such proposed action or event to be mailed to each Holder of record of Class B Preferred Stock at its address appearing on the share transfer books of the Corporation, as promptly as possible but in no event later than the date that the Corporation provides public notice of such proposed action or event.

          (iii) In any event, such notice shall specify:

                (A) the record date as of which the holders of record of Class B Common Stock are to be determined, or

                (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Class B Common Stock shall be entitled to exchange their Class B Common Stock for securities or other property deliverable upon such event.

                Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

8 Reacquired Shares. Any shares of Class B Preferred Stock which are converted, purchased, redeemed or otherwise acquired by the Corporation, shall be retired and canceled by the Corporation promptly thereafter. No such shares of Class B Preferred Stock shall upon their cancellation be reissued.


753363.5
                                     - 22 -

9 Covenant regarding employee equity plans. For so long as any shares of Class B Preferred Stock are outstanding, the Corporation will not:

     (a) grant to any employees or officers of the Corporation or any of its Subsidiaries, or to any consultants or service providers to the Corporation or any of its Subsidiaries, or to any director of the Corporation or any of its Subsidiaries, under an employee benefit plan or similar arrangement adopted by the Corporation, any options to purchase Class B Common Stock Equivalents having an exercise price per share less than the fair market value of a Common Stock Equivalent on the date of grant of such option as determined in good faith by any reasonable method by the Board, or

     (b) except through a stock purchase plan qualified under or with terms and conditions substantially similar to a plan qualified under Section 423 of the Internal Revenue Code, issue or sell to any employees or officers of the Corporation or any of its Subsidiaries, or to any consultants or service providers to the Corporation or any of its Subsidiaries, or to any director of the Corporation or any of its Subsidiaries, or to any stockholder of the Corporation, any Common Stock Equivalents at a price per share below the fair market value of such Common Stock Equivalent on the date of such issuance or sale as determined in good faith by any reasonable method by the Board.

10   Certain Restrictions on Transfer; Legend.

     (a) The Class B Preferred Stock and the Class B Common Stock may be transferred by a Bank Holding Company only:

          (i) in accordance with applicable federal and state securities laws and

          (ii) unless the Corporation shall have received an opinion of counsel stating that the restriction in this section 10(a)(ii) is not applicable under the circumstances:

                (A) in a widely dispersed offering in which no more than 2% of the outstanding Class B Common Stock and Stock of the Corporation convertible into Class B Common Stock are transferred to any one holder, or

                (B) to a transferee who has agreed in writing acceptable to the Corporation to be bound by the restrictions set forth in this section 10.



753363.5
                                     - 23 -

     (b) Holder agrees that substantially the following legend shall be placed on the certificates representing any Class B Preferred Stock and Class B Common Stock;

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE LIMITATIONS UPON TRANSFER AND CONVERSION CONTAINED IN THE ARTICLES SUPPLEMENTARY CREATING THE CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING PREFERRED STOCK AND THE BY-LAWS OF THE CORPORATION (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE CORPORATION)."

          SECOND: The shares of Class B Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

          THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

          FOURTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.



753363.5
                                     - 24 -

          IN  WITNESS  WHEREOF,   the  Corporation  has  caused  these  Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 28th of January, 1999.



ATTEST:                                         CAPITAL TRUST, INC.


/s/ Edward L. Shugrue III                       By:/s/ John R. Klopp      (SEAL)
------------------------                           -----------------------
Edward L. Shugrue III                              John R. Klopp
Assistant Secretary                                President




753363.5
                                     - 25 -